UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 43rd Floor New York, New York	10055
(Address of principal executive offices)	(Zip Code)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 21, 2006, Evercore Partners Inc. (the “Company”) filed a Current Report on Form 8-K, as amended by the Current Report on Form 8-K/A filed on March 7, 2007, in connection with the December 19, 2006 closing of the acquisition of all of the outstanding share capital of Braveheart Financial Services Limited (“Braveheart”) pursuant to the sale and purchase agreement, dated July 31, 2006, by and among the Company, Bernard J. Taylor and Julian P. Oakley, as amended by the Closing Agreement, dated December 19, 2006 by and among Bernard J. Taylor, Julian P. Oakley and the Company (the “Purchase and Sale Agreement”). The description of the transaction is set forth in the December 21, 2006 Current Report on Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on December 21, 2006, as amended, to include information regarding payment of additional consideration to each of Bernard J. Taylor and Julian P. Oakley pursuant to the terms of the Purchase and Sale Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets

Information included under Item 3.02(a) is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

(a) In connection with the previously announced acquisition of all of the outstanding share capital of Braveheart Financial Services Limited (“Braveheart”), pursuant to the sale and purchase agreement, dated July 31, 2006, by and among Evercore Partners Inc. (the “Company”), Bernard J. Taylor and Julian P. Oakley (the “Purchase Agreement”), as amended by the Closing Agreement, dated December 19, 2006 by and among Bernard J. Taylor, Julian P. Oakley and the Company (the “Closing Agreement”), at the Company’s sole discretion, an additional aggregate of 590,607 shares of the Company’s Class A Common Stock may be issued to Mr. Taylor and Mr. Oakley as additional consideration for the ordinary shares of Braveheart at any time prior to the seventh anniversary of the Closing Agreement, in accordance with the Purchase Agreement and Closing Agreement, to reflect the success of Braveheart.

On April 4, 2007, the Company issued Bernard J. Taylor and Julian P. Oakley 127,000 and 32,000 shares of Class A Common Stock of the Company, respectively, as additional consideration after considering and assessing the success of the Braveheart business since the closing date of the acquisition of Braveheart. The shares were issued under the exemption from registration provided in Section 4(2) of the Securities Act on the basis that the issuance did not involve any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE PARTNERS INC.

Date: April 10, 2007	By:	/s/ Adam B. Frankel
Adam B. Frankel
	Title:	General Counsel